Reporting entity	12 Months Ended
Mar. 31, 2019
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Reporting entity
1.	Reporting entity

ALPS ALPINE CO., LTD. (hereinafter referred to as the “Company”) is listed on the First Section of the Tokyo Stock Exchange. The Company and its subsidiaries (collectively the “Group”) are engaged in manufacturing and sales of electronic components, car navigation and audio systems, and providing integrated logistics service specializing in electronic components. Principal manufacturing facilities are located in Japan, China, other Asian countries, Europe, and the U.S. The Company’s registered address is 1-7, Yukigaya-otsukamachi, Ota-ku, Tokyo 145-8501, Japan.

The Group’s consolidated financial statements for the year ended March 31, 2019 were authorized for issuance by the Company’s Representative Director and President & CEO, Toshihiro Kuriyama and Vice President and Officer in charge of Corporate Planning, Accounting and Finance, Toshinori Kobayashi, on July 10, 2019 and subsequent events have been considered up to that date.

On December 5, 2018, the Share Exchange Agreement was approved at the extraordinary general meetings of the shareholders of Alpine Electric Co., Ltd. (“Alpine”), through which Alpine would become wholly owned by Alps Electric Co., Ltd (“Alps”). On January 1, 2019, Alps acquired the interests in Alpine held by other parties (the non-controlling interests), increasing its ownership interest to 100%. Pursuant to the Share Exchange Agreement, Alpine shareholders (the non-controlling interests) received 0.68 of an Alps’s share per one share of Alpine. Concurrent with the execution of the share exchange, Alps was renamed ALPS ALPINE CO., LTD.